Waddell & Reed
                    Advisors Global
                    Bond Fund, Inc.

                    Semiannual
                    Report
                    --------------
                    March 31, 2002

CONTENTS

         3     President's Letter

         5     Performance Summary

         7     Portfolio Highlights

         8     Investments

        14     Statement of Assets and Liabilities

        15     Statement of Operations

        16     Statement of Changes in Net Assets

        17     Financial Highlights

        21     Notes to Financial Statements

        27     Independent Auditors' Report

        28     Householding Notice

        30     Directors & Officers






















This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Global Bond Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Global Bond Fund, Inc. current prospectus and current Fund performance information.

PRESIDENT'S LETTER OF GLOBAL BOND FUND
     March 31, 2002

Dear Shareholder,

We are pleased to share with you this report on your Fund's operations for the six months ended March 31, 2002.

The last six months brought signs of economic recovery and a shift in Federal Reserve policy from one of easing interest rates to a more neutral stance. Indeed, many market analysts, by March 31, were projecting interest rate increases by mid-year. While that remains to be seen, we believe that an economic recovery is taking hold, although the strength and sustainability are uncertain.

While corporate profits remained mostly depressed during the period, recent economic data suggests that they may begin to recover. We believe that continued low interest rates, tame inflation, aggressive cost cutting by domestic companies and rising productivity may be just the right recipe for improving corporate profits in the near future. While we do expect volatility to continue as the theme for the next few quarters, the underlying trends of tamer inflation and the likelihood for increasing profits lead us to believe that the prospects for the equity markets remain favorable.

By March 31, many of the primary equity indexes had shown relatively strong returns, boosted by a market rebound in the fourth quarter of 2001. For the last six months, the Nasdaq Composite Index increased 23.12 percent. The other two major indexes also showed strong returns during the period, as the S&P 500 Index increased 11 percent and the Dow Jones Industrial Average increased 18.73 percent.

In contrast, bonds struggled a bit during the last six months, as evidenced by the Salomon Brothers Broad Investment Grade Index's rather flat return of 0.09 percent for the period. Oftentimes, renewed confidence in the equity market, coupled with lower levels of risk aversion, can create a difficult competitive environment for fixed income securities. Bond performance over the last six months also may have been affected by the market's expectation of an eventual interest rate increase from the Federal Reserve.

Without question, recent events have impacted the market, some negatively and some positively. While ongoing change can be disconcerting to investors, we believe that the best way to approach a fluctuating market is to develop and maintain a personal financial plan. From our experience, those who adhere to a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts.

Ultimately, we believe that it is essential for serious investors to maintain a long-term perspective and to maintain a diversified portfolio. We believe that it remains important for all investors to review their investment asset allocation on a regular basis to ensure that it continues to adhere to individual risk tolerance and is adaptable to market changes.

Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing dedication and partnership.

Respectfully,
Henry J. Herrmann
President

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND
--------------------------------------------------------------
Global Bond Fund

GOALS
To seek, as a primary goal, a high level of current income, with a secondary goal of capital growth.

Strategy
Invests primarily in U.S. dollar-denominated debt securities of foreign and U.S. issuers. Invests primarily in issuers in countries that are members of the Organisation of Economic Co-Operation and Development (OECD).

Founded
1986

Scheduled Dividend Frequency
Declared daily, paid monthly

Performance Summary -- Class A Shares
          Per Share Data
For the Six Months Ended March 31, 2002
--------------------------------------------
Dividends paid                 $0.10
                               =====
Net asset value on
   3-31-02                     $3.48
   9-30-01                      3.49
                              ------
Change per share              $(0.01)
                              ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-02     -0.10%       5.99%           0.98%         4.98%
 5-year period
  ended 3-31-02      3.16%       4.39%            ---           ---
10-year period
  ended 3-31-02      6.44%       7.07%            ---           ---
Since inception
  of Class(F)        ---          ---            0.71%         1.77%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-6-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period            Class C(B)  Class Y(C)
------          ------------------------
1-year period
  ended 3-31-02     4.87%        6.36%
 5-year period
  ended 3-31-02      ---         4.67%
10-year period
  ended 3-31-02      ---          ---
Since inception
  of Class(D)       1.67%        5.40%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-6-99 for Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Performance data quoted represents periods prior to changes in the Fund's name, strategies and policies (effective September 18, 2000). Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information above for periods prior to that date reflects the operation of the Fund under its former investment strategies and related policies.

International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND
--------------------------------------------------------------
Portfolio Highlights

On March 31, 2002, Waddell & Reed Advisors Global Bond Fund, Inc. had net assets totaling $248,807,393 invested in a diversified portfolio of:

     66.03%    Corporate Debt Securities
     20.52%    United States Government Securities
      9.30%    Other Government Securities
      4.09%    Cash and Cash Equivalents
      0.06%    Warrants

As a shareholder of Waddell & Reed Advisors Global Bond Fund, Inc., for every $100 you had invested on March 31, 2002, your Fund owned:

  $20.52  United States Government Securities
   16.36  Consumer Goods and Services Bonds
   16.00  Utilities Bonds
    9.30  Other Government Securities
    7.20  Miscellaneous Bonds
    6.55  Financial Services Bonds
    4.75  Multi-Industry Bonds
    4.73  Business Equipment and Services Bonds
    4.19  Capital Goods Bonds
    4.15  Cash and Cash Equivalents and Warrants
    3.88  Retail Bonds
    2.37  Raw Materials Bonds

THE INVESTMENTS OF GLOBAL BOND FUND
     March 31, 2002

                                              Shares        Value

WARRANTS - 0.06%
Utilities -- Telephone
 Powertel, Inc., Warrants*  ............     5,600   $    138,774
                                                     ------------
(Cost: $34,893)

                                         Principal
                                         Amount in
                                         Thousands

CORPORATE DEBT SECURITIES
Aircraft - 0.84%
 Martin Marietta Corporation,
   9.0%, 3-1-03 ........................   $ 2,000      2,087,528
                                                     ------------

Banks - 6.55%
 Banco Itau S.A.,
   10.0%, 8-15-11 (A) ..................     3,000      3,142,500
 Banco Latinoamericano de
   Exportaciones, S.A.:
   7.2%, 5-28-02 (A) ...................       350        351,565
   7.61%, 9-6-02 (A) ...................     1,000      1,013,075
   6.59%, 10-6-02 (A) ..................     2,000      2,023,280
 Banco Nacional de Comercio Exterior,
   S.N.C.:
   8.0%, 7-18-02 .......................       895        910,215
   8.0%, 8-5-03 ........................     2,405      2,537,275
   7.25%, 2-2-04 .......................     2,500      2,625,000
 Banco Nacional de Comercio Exterior,
   S.N.C., Trust Division,
   Trustee of Fideicomiso Huites,
   8.0%, 8-5-03 (A) ....................       630        662,718
 Banco Santiago SA,
   7.0%, 7-18-07 .......................     1,000      1,002,038
 Nacional Financiera, S.N.C.:
   9.375%, 7-15-02 .....................     1,000      1,020,847
   9.375%, 7-15-02 (A) .................     1,000      1,020,000
                                                     ------------
                                                       16,308,513
                                                     ------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF GLOBAL BOND FUND
     March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Beverages - 4.01%
 Coca-Cola Enterprises Great Britain plc,
   6.625%, 9-30-02 .....................     1,344      1,368,444
 Companhia Brasileira de Bebidas,
   10.5%, 12-15-11 (A) .................   $ 5,000   $  5,187,500
 Diageo Capital plc,
   6.0%, 3-27-03 .......................     3,335      3,413,226
                                                     ------------
                                                        9,969,170
                                                     ------------

Broadcasting - 3.81%
 Globo Comunicacoes e Participacoes Ltda.,
   10.5%, 12-20-06 (A) .................     3,750      2,615,625
 Grupo Televisa, S.A.:
   8.625%, 8-8-05 ......................     4,500      4,843,125
   8.0%, 9-13-11 .......................     2,000      2,010,000
                                                     ------------
                                                        9,468,750
                                                     ------------

Business Equipment and Services - 4.73%
 Pemex Project Funding Master Trust,
   9.125%, 10-13-10 ....................     3,500      3,762,500
 Quebecor Printing Capital Corporation,
   6.5%, 8-1-27 ........................     8,000      8,007,248
                                                     ------------
                                                       11,769,748
                                                     ------------

Chemicals -- Petroleum and Inorganic - 0.33%
 du Pont (E.I.) de Nemours and Company,
   8.0%, 4-2-02 ........................       825        825,000
                                                     ------------

Construction Materials - 4.19%
 Celulosa Arauco y Constitucion S.A.,
   8.625%, 8-15-10 .....................     1,000      1,058,653
 CEMEX, S.A. de C.V.:
   8.625%, 7-18-03 .....................     1,500      1,581,063
   8.625%, 7-18-03 (A) .................     3,500      3,682,000


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF GLOBAL BOND FUND
     March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Construction Materials  (Continued)
 Hanson Overseas Finance B.V.,
   7.375%, 1-15-03 .....................   $ 4,000   $  4,106,372
                                                     ------------
                                                       10,428,088
                                                     ------------

Food and Related - 2.42%
 GRUMA, S.A. de C.V.,
   7.625%, 10-15-07 ....................     6,350      6,016,625
                                                     ------------

Forest and Paper Products - 1.97%
 Federal Paper Board Company, Inc.,
   8.125%, 7-1-02 ......................     4,850      4,910,523
                                                     ------------

Health Care - Drugs - 1.21%
 GLAXO KABUSHIKI KAISHA (GLAXO WELLCOME plc),
   7.0%, 5-2-02 ........................     3,000      3,011,742
                                                     ------------

Household - General Products - 4.55%
 Kimberly-Clark de Mexico, S.A. de C.V.,
   8.875%, 8-1-09 ......................     3,418      3,736,673
 Procter & Gamble Company (The),
   6.0%, 3-19-03 .......................     4,348      4,455,017
 Unilever Capital Corporation,
   6.75%, 11-1-03 ......................     3,000      3,131,451
                                                     ------------
                                                       11,323,141
                                                     ------------

Leisure Time Industry - 1.57%
 Carnival Cruise Lines, Inc.,
   6.15%, 10-1-03 ......................     2,025      2,008,760
 ROYAL CARIBBEAN CRUISES LTD.,
   7.125%, 9-18-02 .....................     1,900      1,895,250
                                                     ------------
                                                        3,904,010
                                                     ------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF GLOBAL BOND FUND
     March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Multiple Industry - 4.75%
 Textron Inc.,
   6.75%, 9-15-02 ......................   $ 3,250   $  3,294,418
 TRW Inc.,
   6.5%, 6-1-02 ........................     1,900      1,905,812
 Tyco International Group S.A.:
   6.875%, 9-5-02 ......................     1,500      1,498,377
   6.25%, 6-15-03 ......................     3,500      3,349,290
   6.375%, 10-15-11 ....................     2,000      1,779,878
                                                     ------------
                                                       11,827,775
                                                     ------------

Petroleum - International - 1.33%
 Amoco Canada Petroleum Company Ltd.,
   7.25%, 9-17-02 ......................       210        214,400
 Burmah Castrol Inc.,
   7.25%, 9-15-02 (A) ..................     2,000      2,039,270
 Texaco Capital Inc.,
   8.5%, 2-15-03 .......................     1,000      1,048,400
                                                     ------------
                                                        3,302,070
                                                     ------------

Railroad - 1.03%
 MRS Logistica S.A.,
   10.625%, 8-15-05 ....................     1,250      1,176,711
 Societe Nationale des Chemins de
   fer Francais,
   6.5%, 8-19-02 .......................     1,370      1,390,123
                                                     ------------
                                                        2,566,834
                                                     ------------

Retail -- Food Stores - 1.28%
 Safeway Inc.,
   7.0%, 9-15-02 .......................     3,125      3,182,669
                                                     ------------

Retail -- General Merchandise - 0.82%
 Sears Roebuck Acceptance Corp.,
   6.82%, 10-17-02 .....................     2,000      2,044,054
                                                     ------------

See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF GLOBAL BOND FUND
     March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Retail - Specialty Stores - 1.78%
 Grupo Elektra, S.A. de C.V.,
   12.0%, 4-1-08 .......................   $ 4,250   $  4,420,000
                                                     ------------

Steel - 2.04%
 CSN Islands Corporation:
   9.625%, 8-2-02 ......................     2,000      2,031,636
   9.625%, 8-2-02 (A) ..................     3,000      3,048,750
                                                     ------------
                                                        5,080,386
                                                     ------------

Trucking and Shipping - 0.82%
 WMX Technologies, Inc.,
   7.7%, 10-1-02 .......................     2,000      2,033,494
                                                     ------------

Utilities -- Electric - 10.34%
 Companhia Paranaense de Energia - COPEL,
   9.75%, 5-2-05 .......................     3,920      3,918,746
 Dominion Resources, Inc.,
   7.4%, 9-16-02 .......................     2,000      2,034,010
 Duke Energy Corporation,
   7.125%, 9-3-02 ......................       225        228,500
 Empresa Nacional de Electricidad S.A.,
   8.5%, 4-1-09 ........................     2,000      1,998,942
 Endesa-Chile Overseas Co.,
   7.2%, 4-1-06 ........................     2,985      2,954,556
 HQI Transelec Chile S.A.,
   7.875%, 4-15-11 .....................     3,300      3,410,570
 PacifiCorp,
   7.18%, 8-15-02 ......................     2,000      2,032,480
 PP&L Capital Funding, Inc.,
   7.7%, 11-15-07 ......................     4,000      4,097,300
 Public Service Electric and Gas Company,
   7.19%, 9-6-02 .......................     1,000      1,018,292
 SCOTTISH POWER plc,
   5.875%, 1-29-03 .....................     2,000      2,031,760
 TXU Eastern Funding Company,
   6.15%, 5-15-02 ......................     2,000      2,007,052
                                                     ------------
                                                       25,732,208
                                                     ------------
See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF GLOBAL BOND FUND
     March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Utilities -- Gas and Pipeline - 2.16%
 El Paso Corporation,
   7.0%, 5-15-11 .......................   $ 1,000   $    970,489
 NOVA Corporation of Alberta,
   7.875%, 12-15-02 ....................     3,400      3,472,927
 Southern Natural Gas Company,
   6.125%, 9-15-08 .....................     1,000        936,307
                                                     ------------
                                                        5,379,723
                                                     ------------

Utilities -- Telephone - 3.50%
 Ameritech Capital Funding Corporation,
   5.875%, 2-19-03 .....................     2,000      2,050,148
 Compania de Telecomunicaciones
   de Chile S.A.,
   8.375%, 1-1-06 ......................       500        519,225
 Comtel Brasileira Ltda.:
   10.75%, 9-26-04 .....................     5,750      5,893,750
   10.75%, 9-26-04 (A) .................       250        256,250
                                                     ------------
                                                        8,719,373
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES - 66.03%             $164,311,424
 (Cost: $160,581,009)

OTHER GOVERNMENT SECURITIES
Brazil - 3.06%
 Federative Republic of Brazil (The):
   9.375%, 4-7-08 ......................     1,200      1,098,000
   14.5%, 10-15-09 .....................     1,250      1,398,750
   11.0%, 1-11-12 ......................     5,500      5,115,000
                                                     ------------
                                                        7,611,750
                                                     ------------

Canada - 0.81%
 Province de Quebec,
   7.5%, 7-15-02 .......................     2,000      2,028,074
                                                     ------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF GLOBAL BOND FUND
     March 31, 2002

                                         Principal
                                         Amount in
                                         Thousands          Value

OTHER GOVERNMENT SECURITIES (Continued)
Mexico - 3.53%
 United Mexican States:
    8.625%, 3-12-08 ....................   $ 4,500   $  4,844,250
    8.375%, 1-14-11  ...................     3,750      3,928,125
                                                     ------------
                                                        8,772,375
                                                     ------------

United Kingdom - 1.90%
 United Kingdom Treasury,
   8.5%, 12-7-05 (B) ...................  GBP3,000      4,717,997
                                                     ------------

TOTAL OTHER GOVERNMENT SECURITIES - 9.30%            $ 23,130,196
 (Cost: $22,390,296)

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury Notes:
   2.75%, 10-31-03 .......................$   15,000   14,866,995
   6.125%, 8-15-07 .......................    15,000   15,761,130
   5.75%, 8-15-10 ........................    20,000   20,428,900

TOTAL UNITED STATES GOVERNMENT SECURITIES - 20.52%   $ 51,057,025
 (Cost: $51,675,424)

                                              Face
                                         Amount in
                                         Thousands

UNREALIZED GAIN (LOSS) ON OPEN
FORWARD CURRENCY CONTRACTS - (0.00%)
 British Pound, 5-15-02 (B)  .............     GBP27      (38,712)
 Euro, 5-15-02 (B)  ......................     EUR38       38,106
 Japanese Yen, 12-11-02 (B)  .............Y1,642,296       (6,359)
                                                     ------------
                                                     $     (6,965)
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 1.80%                  $  4,473,000
 (Cost: $4,473,000)


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF GLOBAL BOND FUND
     March 31, 2002

                                                            Value

TOTAL INVESTMENT SECURITIES - 97.71%                 $243,103,454
 (Cost: $239,154,622)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.29%       5,703,939

NET ASSETS - 100.00%                                 $248,807,393


Notes to Schedule of Investments

    *No income dividends were paid during the preceding 12 months.

 (A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, the total value of these securities amounted to $25,042,533 or 10.07% of net assets.

(B) Principal amounts are denominated in the indicated foreign currency, where applicable (EUR -- Euro, GBP -- British Pound, Y -- Japanese Yen).

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
GLOBAL BOND FUND
March 31, 2002
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities -- at value (Notes 1 and 3) .     $243,103
 Cash  .............................................          152
 Receivables:
   Interest ........................................        4,424
   Investment securities sold ......................        2,039
   Fund shares sold ................................           98
 Prepaid insurance premium  ........................           14
                                                         --------
    Total assets  ..................................      249,830
                                                         --------
LIABILITIES
 Payable to Fund shareholders  .....................          707
 Dividends payable  ................................          160
 Accrued shareholder servicing (Note 2) ............           79
 Accrued service fee (Note 2)  .....................           48
 Accrued management fee (Note 2)  ..................           22
 Accrued accounting services fee (Note 2)  .........            5
 Accrued distribution fee (Note 2)  ................            2
                                                         --------
    Total liabilities  .............................        1,023
                                                         --------
      Total net assets .............................     $248,807
                                                         ========
NET ASSETS
 $1.00 par value capital stock:
   Capital stock ...................................     $ 71,427
   Additional paid-in capital ......................      255,275
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized
    loss on investment transactions  ...............      (81,844)
   Net unrealized appreciation in value of
    investments  ...................................        3,949
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $248,807
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................        $3.48
 Class B  ..........................................        $3.48
 Class C  ..........................................        $3.48
 Class Y  ..........................................        $3.48
Capital shares outstanding:
 Class A  ..........................................       69,572
 Class B  ..........................................          882
 Class C  ..........................................          212
 Class Y  ..........................................          761
Capital shares authorized ..........................      400,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
GLOBAL BOND FUND
For the Six Months Ended March 31, 2002
(In Thousands)
INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization .......................       $8,933
 Expenses (Note 2):                                       -------
   Investment management fee .......................          789
   Shareholder servicing:
    Class A  .......................................          310
    Class B  .......................................            6
    Class C  .......................................            2
    Class Y  .......................................            2
   Service fee:
    Class A  .......................................          287
    Class B  .......................................            4
    Class C  .......................................            1
   Distribution fee:
    Class A  .......................................           17
    Class B  .......................................           11
    Class C  .......................................            2
   Accounting services fee .........................           30
   Audit fees ......................................           12
   Legal fees ......................................            4
   Custodian fees ..................................            2
   Other ...........................................           62
                                                          -------
    Total expenses  ................................        1,541
                                                          -------
      Net investment income ........................        7,392
                                                          -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ..................         (241)
 Realized net gain on forward currency contracts  ..          103
 Realized net loss on foreign currency transactions            (2)
                                                          -------
   Realized net loss on investments ................         (140)
                                                          -------
 Unrealized depreciation in value of securities
   during the period ...............................         (583)
 Unrealized appreciation in value of forward currency
   contracts during the period .....................          248
                                                          -------
   Unrealized depreciation in value of investments
    during the period  .............................         (335)
                                                          -------
    Net loss on investments  .......................         (475)
                                                          -------
      Net increase in net assets resulting
       from operations  ............................       $6,917
                                                          =======
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
GLOBAL BOND FUND
(Dollars In Thousands)
                                         For the six  For the fiscal
                                        months ended   year ended
                                          March 31,  September 30,
                                             2002        2001
                                          ---------- ------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income ...............      $7,392     $ 16,558
   Realized net loss on
    investments   ......................        (140)     (21,106)
   Unrealized appreciation (depreciation)       (335)      14,812
                                            --------     --------
    Net increase in net assets
      resulting from operations ........       6,917       10,264
                                            --------     --------
 Dividends to shareholders from
   net investment income (Note 1D):*
   Class A .............................      (7,226)     (15,908)
   Class B .............................         (70)        (110)
   Class C .............................         (15)         (18)
   Class Y .............................         (79)        (157)
                                            --------     --------
                                              (7,390)     (16,193)
                                            --------     --------
 Capital share transactions (Note 5)  ..      (6,840)     (39,698)
                                            --------     --------
    Total decrease  ....................      (7,313)     (45,627)
NET ASSETS
 Beginning of period  ..................     256,120      301,747
                                            --------     --------
 End of period  ........................    $248,807     $256,120
                                            ========     ========
   Undistributed net investment
    income  ............................        $---         $---
                                                ====         ====

*See "Financial Highlights" on pages 17 - 20.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
GLOBAL BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                     For the
                       six        For the fiscal year ended
                     months             September 30,
                      ended  ------------------------------------
                    3-31-02    2001   2000    1999   1998    1997
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $3.49   $3.56  $3.88   $4.12  $4.42   $4.14
                      -----   -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.10    0.21   0.33    0.35   0.37    0.36
 Net realized and
   unrealized gain
   (loss) on
   investments .....  (0.01)  (0.07) (0.32)  (0.24) (0.30)   0.28
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   0.09    0.14   0.01    0.11   0.07    0.64
                      -----   -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........  (0.10)  (0.21) (0.33)  (0.35) (0.37)  (0.36)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $3.48   $3.49  $3.56   $3.88  $4.12   $4.42
                      =====   =====  =====   =====  =====   =====
Total return* ......   2.66%   4.11%  0.21%   2.66%  1.22%  16.20%
Net assets, end of
 period (in
 millions)  ........   $242    $251   $297    $371   $416    $407
Ratio of expenses to
 average net assets    1.22%** 1.19%  1.16%   1.06%  0.96%   0.93%
Ratio of net investment
 income to average
 net assets  .......   5.89%** 6.02%  8.79%   8.60%  8.26%   8.54%
Portfolio turnover
 rate  .............  32.79%  71.17% 53.79%  46.17% 58.85%  64.38%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
GLOBAL BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                            For the        For the         period
                                six         fiscal           from
                             months           year        10-6-99*
                              ended          ended        through
                            3-31-02        9-30-01        9-30-00
                            -------        -------        -------
Net asset value,
 beginning of period          $3.49          $3.56          $3.88
                              -----          -----          -----
Income (loss) from investment
 operations:
 Net investment income         0.09           0.18           0.29
 Net realized and
   unrealized loss
   on investments ..          (0.01)         (0.07)         (0.32)
                              -----          -----          -----
Total from investment
 operations  .......           0.08           0.11          (0.03)
                              -----          -----          -----
Less dividends declared
 from net investment
 income  ...........          (0.09)         (0.18)         (0.29)
                              -----          -----          -----
Net asset value,
 end of period  ....          $3.48          $3.49          $3.56
                              =====          =====          =====
Total return .......           2.18%          3.13%         -0.87%
Net assets, end of
 period (in
 millions)  ........             $3             $3             $2
Ratio of expenses to
 average net assets            2.17%**        2.13%          2.06%**
Ratio of net investment
 income to average
 net assets  .......           4.95%**        5.05%          7.87%**
Portfolio turnover
 rate  .............          32.79%         71.17%         53.79%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
GLOBAL BOND FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                            For the        For the         period
                                six         fiscal           from
                             months           year        10-6-99*
                              ended          ended        through
                            3-31-02        9-30-01        9-30-00
                            -------        -------        -------
Net asset value,
 beginning of period          $3.49          $3.56          $3.88
                              -----          -----          -----
Income (loss) from investment
 operations:
 Net investment income         0.09           0.17           0.29
 Net realized and
   unrealized loss
   on investments ..          (0.01)         (0.07)         (0.32)
                              -----          -----          -----
Total from investment
 operations  .......           0.08           0.10          (0.03)
                              -----          -----          -----
Less dividends declared
 from net investment
 income  ...........          (0.09)         (0.17)         (0.29)
                              -----          -----          -----
Net asset value,
 end of period  ....          $3.48          $3.49          $3.56
                              =====          =====          =====
Total return .......           2.17%          2.97%         -0.95%
Net assets, end of
 period (000
 omitted)  .........           $740           $538           $242
Ratio of expenses to
 average net assets            2.19%**        2.31%          2.14%**
Ratio of net investment
 income to average
 net assets  .......           4.93%**        4.83%          7.78%**
Portfolio turnover
 rate  .............          32.79%         71.17%         53.79%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
GLOBAL BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                     For the
                       six        For the fiscal year ended
                     months             September 30,
                      ended  ------------------------------------
                    3-31-02    2001   2000    1999   1998    1997
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $3.49   $3.56  $3.88   $4.12  $4.42   $4.14
                      -----   -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.11    0.22   0.34    0.36   0.37    0.37
 Net realized and
   unrealized gain
   (loss) on
   investments .....  (0.01)  (0.07) (0.32)  (0.24) (0.30)   0.28
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   0.10    0.15   0.02    0.12   0.07    0.65
                      -----   -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........  (0.11)  (0.22) (0.34)  (0.36) (0.37)  (0.37)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $3.48   $3.49  $3.56   $3.88  $4.12   $4.42
                      =====   =====  =====   =====  =====   =====
Total return .......   2.84%   4.46%  0.53%   2.95%  1.38%  16.38%
Net assets, end of
 period (in
 millions)  ........     $3      $2     $3      $3     $2      $2
Ratio of expenses
 to average net
 assets  ...........   0.87%*  0.85%  0.84%   0.77%  0.79%   0.77%
Ratio of net
 investment income
 to average net
 assets  ...........   6.25%*  6.34%  9.12%   8.89%  8.43%   8.69%
Portfolio
 turnover rate  ....  32.79%  71.17% 53.79%  46.17% 58.85%  64.38%

*Annualized.
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

E. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

F. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. The Fund accrues and pays the fee daily. The Fund also reimburses WRIMCO for certain out-of-pocket costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.6125 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $204,391. During the period ended March 31, 2002, W&R received $3,952 and $53 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $132,905 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $5,901, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $31,795,854, while proceeds from maturities and sales aggregated $30,671,000. Purchases of short-term securities and U.S. Government securities aggregated $362,316,849 and $48,650,652, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $372,313,487 and $49,806,055, respectively.

For Federal income tax purposes, cost of investments owned at March 31, 2002 was $239,154,622, resulting in net unrealized appreciation of $3,955,797, of which $5,577,442 related to appreciated securities and $1,621,645 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $39,713,139 during its fiscal year ended September 30, 2001, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). Capital loss carryovers aggregated $70,663,314 at September 30, 2001, and are available to offset future realized capital gain net income for Federal income tax purposes but, if not utilized, will expire as follows: $390,079 at September 30, 2003; $7,783,310 at September 30, 2004; $1,199,357 at September 30, 2007; $21,577,429
at September 30, 2008 and $39,713,139 at September 30, 2009.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through September 30, 2001, the Fund incurred net capital losses of $11,022,472 and foreign currency losses of $349,008, which have been deferred to the fiscal year ending September 30, 2002. In addition, during the year ended September 30, 2001, the Fund recognized post-October losses of $29,739,846 that had been deferred from the year ended September 30, 2000.

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                                           For the        For the
                                               six         fiscal
                                            months           year
                                             ended          ended
                                         March 31,  September 30,
                                              2002           2001
                                      ------------  -------------
Shares issued from sale of shares:
  Class A ..............................     3,384     7,573
  Class B ..............................       217       388
  Class C ..............................        73       177
  Class Y ..............................        49        34
Shares issued from
  reinvestment of dividends:
  Class A  .............................     1,885     4,202
  Class B  .............................        19        31
  Class C  .............................         4         5
  Class Y  .............................        22        45
Shares redeemed:
  Class A  .............................    (7,485)  (23,491)
  Class B  .............................       (92)     (220)
  Class C  .............................       (19)      (96)
  Class Y  .............................       (12)      (82)
                                            ------    ------
Decrease in outstanding capital
  shares  ..............................    (1,955)  (11,434)
                                            ======    ======
Value issued from sale of shares:
  Class A  .............................   $11,855  $ 26,283
  Class B  .............................       761     1,351
  Class C  .............................       256       616
  Class Y  .............................       171       117
Value issued from
  reinvestment of dividends:
  Class A  .............................     6,608    14,572
  Class B  .............................        65       107
  Class C  .............................        14        17
  Class Y  .............................        78       157
Value redeemed:
  Class A  .............................   (26,216)  (81,537)
  Class B  .............................      (324)     (764)
  Class C  .............................       (66)     (334)
  Class Y  .............................       (42)     (283)
                                          --------  --------
Decrease in outstanding capital ........   $(6,840) $(39,698)
                                          ========  ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Global Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") as of March 31, 2002, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 2001, and the financial highlights for the six-month period ended March 31, 2002, and for each of the five fiscal years in the period ended September 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Global Bond Fund, Inc. as of March 31, 2002, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 2001, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
May 10, 2002

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Henry J. Herrmann, President
Mark G. Beischel, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Daniel J. Vrabac, Vice President

The Waddell & Reed Advisors Group of Mutual Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

NUR1015SA(3-02)